UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: January 18, 2007 (Date of earliest event reported:  January 17, 2007)

RBC BEARINGS INCORPORATED
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-124824	95-4372080
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Tribology Center
Oxford, CT 06478
(Address of Principal Executive Offices, Including Zip Code)

(203) 267-7001
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.                                          Termination of a Material Definitive Agreement.

On January 17, 2007 RBC Precision Products — Plymouth, Inc., (formerly Bremen Bearings Inc.), a wholly owned subsidiary of RBC Bearings Incorporated (the “Company”), acquired the land and building representing the premises formerly leased by Bremen Bearings Inc. pursuant to an August, 2001 Lease between Bremen Bearings Inc. and ABCS Properties, LLC and Michael H. Short and Lynn C. Short (the “Lease”) which Lease was included as a Material Contract as Exhibit 10.25 to the Registration Statement Form S1 filed with the U.S. Securities and Exchange Commission by RBC Bearings Incorporated on May 11, 2005. As part of the transaction the Lease was terminated by the parties effective January 17, 2007.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 18, 2007

RBC BEARINGS INCORPORATED

By:	/s/ Thomas J. Williams
Name: Thomas J. Williams
Title: Corporate General Counsel & Secretary